Subsequent Events	6 Months Ended	12 Months Ended
	Jul. 31, 2013	Jan. 31, 2013
Subsequent Events [Text Block]

16.       Subsequent Events

Subsequent to July 31, 2013;

(a)

On September 3, 2013 the Company issued a promissory note in the principal amount of $150,000 plus accrued and unpaid interest and any other fees. The promissory note is due on January 6, 2014, repayable in equal semi-monthly installments over the terms of the note. The note bears a one-time interest charge of 15% or $22,500 and may be repaid at any time before maturity without notice of penalty. The Company issued 100,000 shares of common stock of the Company to the lender as additional consideration for the loan. In addition, the Company granted piggyback registration rights to the lender whereby the Company will include the 100,000 shares issued to the lender in the next registration statement filed with the Securities and Exchange Commission (the “SEC”). The proceeds of this loan were used to settle the promissory note in Note 11(ii).

(b)

On September 10, 2013, the Company entered into a purchase agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC, an Illinois limited liability company (“LPC”), pursuant to which the Company has the right to sell to LPC up to $8,300,000 in shares of common stock of the Company, subject to certain limitations set forth in the Purchase Agreement.

Upon signing the Purchase Agreement, LPC purchased 600,000 shares of common stock for $300,000 as an initial purchase under the Purchase Agreement (the “Initial Purchase Shares”).

On September 10, 2013, the Company and LPC also entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company is required to file a registration statement (the “Registration Statement”) with the SEC to register the resale of the shares of common stock issued and issuable to LPC pursuant to the Purchase Agreement.

Upon the satisfaction of the conditions set forth in the Purchase Agreement, including the Registration Statement being declared effective by the SEC, the Company will have the right, over a 24 -month period, to sell up to an additional $8.0 million worth of shares of common stock of the Company to LPC, upon the terms set forth in the Purchase Agreement.

In consideration for entering into the Purchase Agreement, the Company issued to LPC 919,500 shares of common stock of the Company as a commitment fee and may issue up to 330,000 additional shares of common stock of the Company pursuant to the terms of the Purchase Agreement.

(c)	Pursuant to a debt settlement agreement dated September 18, 2013, the Company agreed to issue 63,492 common shares for amounts owing to a vendor in respect of consulting fees rendered.

16.         Subsequent Events

On April 19, 2013, the Company sold an aggregate of 2,093,000 shares of common stock at a price of $0.25 per share for gross proceeds of $523,250. In connection with the foregoing private placement, the Company issued 106,440 warrants to five finders. Each warrant is exercisable into one share of common stock of the Company at an exercise price of $0.75 per share for a period of two years.

On May 6, 2013, the Company sold 1,000,000 shares of common stock at a price of $0.25 per share for gross proceeds of $250,000 to be received in four tranches as follows:

(i)	$50,000 payable on closing of the Financing (the “Closing”);

(ii)	$50,000 payable on or before the date which is five months from the Closing (the “First Tranche”);

(iii)	$50,000 payable on or before the date which is ten months from the Closing (the “Second Tranche”); and

(iv)	the remaining $100,000 payable on or before the date which is one year from the Closing (the “Final Tranche”)

In connection with this financing, the Company entered into an escrow pursuant to which the 800,000 shares being issued in connection with the First Tranche, the Second Tranche and the Final Tranche will be placed in escrow until the Company receives full payment for such shares.